F’23 Q3 Financial Results Brady Corporation May 18, 2023

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials, labor and freight as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2022. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q3 F'23 Highlights

3

Continuing Organic Sales Growth	► Organic sales grew 1.9%, with organic growth in both regions. ► Foreign currency headwinds abating.
Healthy Gross Profit Margins	► GPM of 50.3% compared to 48.4% in Q3 of F'22. ► Healthy gross profit margins indicative of Brady's high value add.
Focused on SG&A Expense	► SG&A expense of 27.0% of sales in Q3 of F'23 compared to 28.4% in the prior year. ► SG&A includes gain on sale of PremiSys business of $3.8M in Q3 of F'23.
Expanding Earnings per Share	► GAAP EPS of $0.96 was up 23.1% over Q3 of last year. ► Diluted EPS Excluding Certain Items* increased 10.5% to $0.95 in Q3 of F'23 compared to $0.86 in Q3 of F'22.
Strong Regional Results	► Americas & Asia segment profit was up 9.3% over Q3 of F'22. ► Europe & Australia segment profit was up 6.5% over Q3 of F'22.
Returning Capital to our Shareholders	► Repurchased 229,320 shares for $11.9M in Q3 of F'23. ► Returned $11.4M to our shareholders in the form of dividends. ► Net cash position of $84.2M at April 30, 2023.

* Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Sales Overview 4 Q3 F’23 SALES: Total sales decreased 0.4%. Organic sales increased 1.9%. • Americas & Asia – Organic sales increased 1.2%. • Europe & Australia – Organic sales increased 3.4%. Foreign currency translation decreased sales 2.1%. Divestiture decreased sales 0.2%. $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $339 $324 $323 $326 $337 $225 $250 $275 $300 $325 $350 Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Organic Growth (Decline) SALES (millions of USD) Q3 F’23 SALES COMMENTARY: Organic sales were up 1.4% in the Americas with growth in safety and facility ID and healthcare ID. Organic sales declined 0.3% in Asia due to weakness in S.E. Asia. Europe continued to grow organically despite a challenging economy with 2.1% organic growth. Australia organic sales increased 13.4%.

Gross Profit Margin 5 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 $164 $163 $155 $156 $170 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 38% 40% 42% 44% 46% 48% 50% $100 $125 $150 $175 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 GROSS PROFIT & GPM% (millions of USD) Q3 F’23 – GROSS PROFIT MARGIN: Gross profit margin of 50.3% compared to 48.4% in Q3 of F’22. Returned to a gross profit margin in excess of 50% due to efficiency gains, reduced freight, and pricing actions. Inflation continues, but we are experiencing a reduced rate of inflation in certain geographies.

SG&A Expense 6 Q3 F’23 – SG&A EXPENSE: SG&A expense was 27.0% of sales compared to 28.4% of sales in the same quarter last year. Excluding non-GAAP* items from both periods, SG&A expense was 27.4% of sales compared to 26.8% of sales in the same quarter last year. We continue to focus on driving sustainable efficiency gains while making the investments necessary to increase sales into the future. $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 $96 $95 $90 $92 $91 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD) * See appendix for non-GAAP measures.

R&D Expense 7 Q3 F’23 – R&D EXPENSE: We have a solid new product pipeline of high-quality materials and products to help make our customers more efficient. We are focused on ensuring that our R&D spend is both efficient and effective and we remain committed to investing in new product development. $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 Q3 F’23 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 23.0% to $63.0M in Q3 of F’23 compared to $51.3M in Q3 of F’22. Q3 of F’22 income before income taxes was negatively impacted by amortization expense as well as non-routine charges in the WPS business. Q3 F’23 income before income taxes was negatively impacted by amortization expense and positively impacted by the $3.8M pre-tax gain on the sale of PremiSys business. These items were excluded to arrive at non-GAAP pre- tax income. Income Before Income Taxes Excluding Certain Items*, increased 8.6% to $61.7M in Q3 of F’23 compared to $56.8M in Q3 of F’22. INCOME BEFORE INCOME TAXES (GAAP) (millions of USD) $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $10 $20 $30 $40 $50 $60 $70 Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Year-on-Year Growth (Decline) * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix.

Net Income & Diluted EPS 9 Q3 F’23 – NET INCOME & DILUTED EPS: GAAP Net Income was $48.1M in Q3 of F’23 compared to $40.1M in Q3 of F’22 (an increase of 20.0%). • Net Income Excluding Certain Items* was $47.6M in Q3 of F’23 compared to $44.2M in Q3 of F’22 (an increase of 7.6%). GAAP Diluted EPS was $0.96 in Q3 of F’23 compared to $0.78 in Q3 of F’22 (an increase of 23.1%). • Diluted EPS Excluding Certain Items* was $0.95 in Q3 of F’23 compared to $0.86 in Q3 of F’22 (an increase of 10.5%). * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. $33.5 $30.9 $37.3 $28.0 $35.0 $33.8 $40.1 $41.1 $39.4 $38.0 $48.1 $20 $30 $40 $50 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 NET INCOME (GAAP) (millions of USD) $0.64 $0.59 $0.71 $0.53 $0.67 $0.65 $0.78 $0.81 $0.79 $0.76 $0.96 $0.20 $0.40 $0.60 $0.80 $1.00 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 DILUTED EPS (GAAP)

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 -$5 $15 $35 $55 $75 Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151%% of Net Income CASH FLOWS IN Q3 OF F’23: Overview: Cash flow from operating activities was up 77.2% in Q3 of F’23; increasing from $40.9M in Q3 of last year to $72.5M in the current quarter. Free cash flow* was $67.7M in Q3 of F’23 compared to $35.2M in Q3 of F’22. Cash generation was well in excess of net income due to improved working capital management and a constant focus on cash generation. Returning Funds to our Shareholders: Thus far in F’23, we returned a total of $64.0M to our shareholders in the form of dividends and buybacks. Dividends – Increased our annual dividends for the 37th consecutive year. Buybacks – Repurchased 632,254 shares in the first 3 quarters of F’23 for $29.8M (average price of $47.09/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) 3 Mos. Ended Apr. 30, 2023 3 Mos. Ended Apr. 30, 2022 9 Mos. Ended Apr. 30, 2023 9 Mos. Ended Apr. 30, 2022 Cash Balance - Beginning of Period 108.2$ 147.4$ 114.1$ 147.3$ Cash Flow from Operating Activities 72.5 40.9 129.9 65.2 Capital Expenditures (4.7) (5.7) (12.9) (22.1) Dividends (11.4) (11.5) (34.2) (34.7) Share Repurchases (11.9) (63.2) (29.8) (84.9) Proceeds from Sale of Business 8.0 - 8.0 - Debt (Repayments) Borrowings (26.4) (6.0) (44.2) 39.0 Effect of Exchange Rates on Cash - (2.3) 2.0 (5.7) Other 0.7 3.5 2.1 (1.0) Cash Balance - End of Period 135.0$ 103.1$ 135.0$ 103.1$

Net Cash 11 STRONG BALANCE SHEET: April 30, 2023 cash = $135.0M. April 30, 2023 debt = $50.8M. Balance sheet provides flexibility for future organic and inorganic investments. $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $26 $19 $15 $31 $84 $0 $50 $100 $150 $200 $250 $300 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 NET CASH (millions of USD)

F’23 Diluted EPS Guidance Diluted EPS Excluding Certain Items* $3.45 to $3.60 (+9.5% to +14.3% vs. F’22) GAAP Diluted EPS $3.32 to $3.47 (+14.5% to +19.7% vs. F’22) Guidance Assumptions: Organic sales growth in the mid-single digit percentages. Negative foreign currency impact of approximately 4% on net sales. Full-year income tax rate of approximately 21%. Depreciation and amortization expense of $32M to $34M. Capital expenditures of approximately $20M. Foreign currency exchange rates as of April 30, 2023. 12 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 0.1% in Q3 of F’23: • Organic growth = + 1.2%. • Fx reduction = (0.8%). • Divestiture = (0.3%). • Organic sales grew in the low-single digits in the Americas, driven by low-single digit growth in Identification Solutions partially offset by a mid-single digit decline in organic sales in Workplace Safety. • Organic sales declined 0.3% in Asia due to a decline in Southeast Asia. Q3 F’23 SUMMARY:Q3 F’23 vs. Q3 F’22 (millions of USD) $180 $170 $189 $196 $213 $208 $223 $218 $218 $220 $223 20% 18% 20% 17% 18% 16% 20% 20% 19% 18% 22% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 Q1 F'21 (7.9%) (0.4%) - Q2 F'21 (7.3%) 0.1% - Q3 F'21 7.8% 1.1% - Q4 F'21 18.0% 1.9% 3.7% Q1 F'22 9.3% 0.9% 8.3% Q2 F'22 13.9% 0% 8.1% Q3 F'22 9.2% (0.1%) 8.6% Q4 F'22 9.1% (1.0%) 2.8% Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) SALES & SEGMENT PROFIT % (millions of USD) Q3 F’23 Q3 F’22 Change Sales $ 222.8 $ 222.6 + 0.1% Segment Profit 49.2 45.0 + 9.3% Segment Profit % 22.1% 20.2% + 190 bps Organic For. Curr. Acq. & Div. • Organic sales growth in the mid single-digit percentages in F’23. • Continued growth in segment profit. OUTLOOK:

Europe & Australia 14 • Revenues declined 1.4% in Q3 of F’23: • Organic growth = + 3.4%. • Fx reduction = (4.8%). • Organic sales grew in the low-single digits in Europe, driven by low-single digit growth in Identification Solutions and mid-single digit growth in Workplace Safety. • Organic sales grew in the low-teens in Australia which was driven by a combination of increased volume and pricing. • Segment profit increased due to increased pricing and operational efficiencies. Q3 F’23 SUMMARY:Q3 F’23 vs. Q3 F’22 (millions of USD) $98 $95 $106 $110 $109 $110 $116 $106 $104 $106 $114 13% 12% 15% 14% 13% 15% 14% 16% 16% 13% 15% 0% 5% 10% 15% $50 $100 $150 Q1 F'21 1.5% 5.6% - Q2 F'21 (4.4%) 7.0% - Q3 F'21 4.2% 11.0% - Q4 F'21 3.2% 8.6% 6.3% Q1 F'22 2.6% 0.6% 8.2% Q2 F'22 11.7% (5.8%) 9.6% Q3 F'22 8.5% (8.2%) 8.7% Q4 F'22 8.8% (13.9%) 1.8% Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - SALES & SEGMENT PROFIT % (millions of USD) Q3 F’23 Q3 F’22 Change Sales $ 114.3 $ 116.0 (1.4%) Segment Profit 17.1 16.1 + 6.5% Segment Profit % 15.0% 13.8% + 120 bps Organic For. Curr. Acquisitions • Organic sales growth in the mid single-digit percentages in F’23. • Continued growth in segment profit. OUTLOOK:

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

17

Non-GAAP Reconciliations

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2023	2022	2023	2022
Income before income taxes	$ 63,033	$ 51,252	$ 161,878	$ 137,990
Amortization expense	2,461	3,735	9,350	11,291
Gain on sale of business	(3,770)	-	(3,770)	-
Other non-routine charges	-	1,841	-	1,841
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 61,724**	**$ 56,828**	**$ 167,458**	**$ 151,122**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2023	2022	2023	2022
Income tax expense (GAAP measure)	$ 14,981	$ 11,198	$ 36,399	$ 29,075
Amortization expense	569	885	2,203	2,672
Gain on sale of business	(1,431)	-	(1,431)	-
Other non-routine charges	-	496	-	496
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 14,119**	**$ 12,579**	**$ 37,171**	**$ 32,243**

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2023	2022	2023	2022
Net income (GAAP measure)	$ 48,052	$ 40,054	$ 125,479	$ 108,915
Amortization expense	1,892	2,850	7,147	8,619
Gain on sale of business	(2,339)	-	(2,339)	-
Other non-routine charges	-	1,345	-	1,345
Net Income Excluding Certain Items (non-GAAP measure)	**$ 47,605**	**$ 44,249**	**$ 130,287**	**$ 118,879**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2023	2022	2023	2022
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 0.96	$ 0.78	$ 2.51	$ 2.09
Amortization expense	0.04	0.06	0.14	0.17
Gain on sale of business	(0.05)	-	(0.05)	-
Other non-routine charges	-	0.03	-	0.03
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 0.95**	**$ 0.86**	**$ 2.60**	**$ 2.28**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2023 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 3.32	$ 3.47
Amortization expense	0.18	0.18
Gain on sale of business	(0.05)	(0.05)
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 3.45**	**$ 3.60**